Exhibit 10.4

EQUITRANS, L.P.
TRANSPORTATION SERVICE AGREEMENT
APPLICABLE TO FIRM TRANSPORTATION
SERVICE UNDER RATE SCHEDULE FTS
Contract No. EQTR20242-852
Dated September 24, 2014

This Agreement is entered into by and between Equitrans, L.P. (“Equitrans”) and EQT ENERGY, LLC (“Customer”).
1. Agreement (CHECK ONE)
___ This is a new Agreement.
_X_ This Agreement supersedes, terminates, and cancels Contract No. EQTR18679-852, dated December 20, 2013. The superseded contract is no longer in effect.

2. Service under this Agreement is provided pursuant to Subpart B or Subpart G of Part 284, Title 18, of the Code of Federal Regulations. Service under this Agreement is in all respects subject to and governed by the applicable Rate Schedule and the General Terms and Conditions of the Equitrans FERC Gas Tariff (“Tariff”) as they may be modified from time to time, and such are incorporated by reference. In the event that language of this Agreement or any Exhibit conflicts with Equitrans’ Tariff, the language of the Tariff will control.

3. Equitrans shall have the unilateral right to file with the Commission or other appropriate regulatory authority, in accordance with Section 4 of the Natural Gas Act, changes in Equitrans’ Tariff, including both the level and design of rates, charges, Retainage Factors and services, and the General Terms and Conditions.

4. Customer’s Maximum Daily Quantity (“MDQ”) of natural gas transported under this Agreement shall be the MDQ stated in Exhibit A to this Agreement. If service under this Agreement is associated with a firm storage agreement, Customer's Base MDQ and Winter MDQ are stated in Alternative Exhibit A.

5. The effective date, term and associated notice and renewal provisions of this Agreement are stated in Exhibit A to this Agreement.

6. The Receipt and Delivery Points are stated in Exhibit A to this Agreement.

7. Customer shall pay Equitrans the maximum applicable rate (including all other applicable charges and Retainage Factors authorized pursuant to Rate Schedule FTS and the Tariff) for services rendered under this Agreement, unless Customer and Equitrans execute Optional Exhibit B (Discounted Rate Agreement) or Optional Exhibit C (Negotiated Rate Agreement).

8. Exhibits are incorporated by reference into this Agreement upon their execution. Customer and Equitrans may amend any attached Exhibit by mutual agreement, which amendments shall be reflected in a revised Exhibit, and shall be incorporated by reference as part of this Agreement.

IN WITNESS WHEREOF, Customer and Equitrans have executed this Agreement by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:	EQUITRANS, L.P.:
By /s/ Paul Kress 9/30/2014	By /s/ Andrew. L. Murphy 9/30/2014

Title Vice President	Title Vice President

EXHIBIT A
to the
TRANSPORTATION SERVICE AGREEMENT
between EQUITRANS, L.P.
and
EQT ENERGY LLC,
pursuant to Rate Schedule FTS
Contract No. CW2248883-852 Dated 09/24/2014

This Exhibit A is dated 12/01/2017.
Any previously executed Exhibit A under this Agreement is terminated and is no longer in effect.

1. Notices and Correspondence shall be sent to:

Equitrans, L.P.

EQT Plaza
625 Liberty Avenue Ste 1700
Pittsburgh, PA 15222-3111
Attn: Gas Transportation Dept.
Phone: (412) 395-3230
Facsimile: (412) 395-3347
E-mail Address: T&ENotify@eqt.com

EQT ENERGY LLC

Address:
625 Liberty Avenue, Suite 1700
Pittsburgh, PA 15222

Representative: Paul Kress
Phone: (412) 395-3232
Facsimile: (412) 395-2675
E-mail Address: [***]
DUNS: 03-585-8708
Federal Tax I.D. No.: 02-0750473
Other contact information if applicable:

2. Service Under this Agreement is provided on:

X	Mainline System (includes the Sunrise Transmission System and the Ohio
Valley Connector)

Allegheny Valley Connector

3. Maximum Daily Quantity (MDQ):

Base MDQ (Dth)	Winter MDQ (Dth)	Effective Date
1,035,000	1,035,000	12/01/2017
630,000	630,000	07/01/2023
325,000	325,000	09/01/2023
30,000	30,000	10/01/2024

4. Primary Receipt and Delivery Point(s)

Primary Receipt Point(s)**	Base	Winter	Effective
(Meter No. and/or Meter Name)	MDQ Allocation	MDQ Allocation	Date

11795 – Jupiter	270,000 dth	270,000 dth	8/1/2016
17112 – Callisto	225,000 dth	225,000 dth	8/1/2016
24605 - Mobley	499,990 dth	499,990 dth	8/1/2016
24990 – Pluto	10,000 dth	10,000 dth	8/1/2016
5100017 – Mercury	10 dth	10 dth	8/1/2016
5100080 - Applegate	30,000 dth	30,000 dth	8/1/2016

24605 - Mobley	499,990 dth	499,990 dth	7/1/2023
5100017 – Mercury	10 dth	10 dth	7/1/2023
11795 – Jupiter	100,000 dth	100,000 dth	7/1/2023
17112 – Callisto	0 dth	0 dth	7/1/2023
24990 – Pluto	0 dth	0 dth	7/1/2023
5100080 - Applegate	30,000 dth	30,000 dth	7/1/2023

24605 - Mobley	195,000 dth	195,000 dth	9/1/2023
11795 – Jupiter	100,000 dth	100,000 dth	9/1/2023
5100080 - Applegate	30,000 dth	30,000 dth	9/1/2023

5100080 - Applegate	30,000 dth	30,000 dth	10/1/2024

** Receipt point MDQs do not include quantities required for retainage.

Primary Delivery Point(s)	Base	Winter	Effective
(Meter No. and/or Meter Name)	MDQ Allocation	MDQ Allocation	Date

18120 – TETCO Braden Run	180,000 dth	180,000 dth	12/1/2017
73705 – TETCO Morris II	225, 000 dth	225,000 dth	12/1/2017
73713 - TETCO Jefferson	550, 000 dth	550,000 dth	12/1/2017
11027 - DTI Pratt II	30,000 dth	30,000 dth	12/1/2017
24438 – TCO Pickenpaw	50,000 dth	50,000 dth	12/1/2017

73713 - TETCO Jefferson	550, 000 dth	550, 000 dth	7/1/2023
18120 – TETCO Braden Run	0 dth	0 dth	7/1/2023
73705 – TETCO Morris II	0 dth	0 dth	7/1/2023
11027 - DTI Pratt II	30,000 dth	30,000 dth	7/1/2023
24438 – TCO Pickenpaw	50,000 dth	50,000 dth	7/1/2023

73713 - TETCO Jefferson	245, 000 dth	245, 000 dth	9/1/2023
11027 - DTI Pratt II	30,000 dth	30,000 dth	9/1/2023
24438 – TCO Pickenpaw	50,000 dth	50,000 dth	9/1/2023

11027 - DTI Pratt II	30,000 dth	30,000 dth	10/1/2024

5. Effective Date and Term: This Exhibit A is effective 12/01/2017 and continues in full force and effect through 10/31/2024. * For agreements twelve (12) months or longer Customer and/or Equitrans may terminate the agreement at the end of the primary term by providing at least six (6) months prior written notice of such intent to terminate.

At the expiration of the primary term, this Exhibit A has the following renewal term
(choose one):
____ no renewal term
____ through _______________*
____ for a period of _______________*
_X__ year to year* (subject to termination on six (6) months prior written notice)
____ month to month (subject to termination by either party upon ___ days written notice prior to contract expiration)
____ other (described in section 6 below)

* In accordance with Section 6.28 of the General Terms and Conditions, a right of first refusal may apply; any contractual right of first refusal will be set forth in Section 6 of this Exhibit A.

6. Other Special Provisions:
None.

IN WITNESS WHEREOF, Customer and Equitrans have executed this Exhibit A by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:	EQUITRANS, L.P.:
By /s/ Paul Kress 11/29/2017	By Jeremiah J. Ashcroft 11/29/2017

Title Vice President	Title President

OPTIONAL EXHIBIT C
to the
TRANSPORTATION SERVICE AGREEMENT
between EQUITRANS, L.P.
and
EQT ENERGY LLC,
pursuant to Rate Schedule FTS
Contract No. CW2270458-852 Dated 9/24/2014

This Exhibit C is dated 04/1/2019.
Any previously executed Exhibit C under this Agreement is terminated and is no longer in effect.

Negotiated Rate Agreement

1.	In accordance with Section 6.30 of the General Terms and Conditions of Equitrans’ Tariff, Equitrans and Customer agree that the following negotiated rate provisions will apply under the Agreement:

Rates Effective April 1, 2019 through June 30, 2023

Monthly Reservation Rate	9.133 per Dth
Commodity Rate	$0.00 per Dth
Authorized Overrun Rate	$0.25 per Dth
Customer shall pay the applicable FERC ACA surcharge.

Rates Effective July 1, 2023 through August 31, 2023

Monthly Reservation Rate	$8.782 per MDQ
Commodity Rate	$0.00 per Dth
Authorized Overrun Rate	$0.25 per Dth
Customer shall pay the applicable FERC ACA surcharge.

Rates Effective September 1, 2023 through October 31, 2024

Monthly Reservation Rate	$7.604 per MDQ
Commodity Rate	$0.00 per Dth
Authorized Overrun Rate	$0.25 per Dth
Customer shall pay the applicable FERC ACA surcharge.

In addition, Customer shall pay the fuel usage, lost and unaccounted for gas percentage retainage factor to recover actual fuel usage, lost and unaccounted for gas based on the following calculation.  Equitrans will initially retain 0.42% of Customer’s nominated receipts volumes to recover fuel, lost and unaccounted for gas.  Equitrans will track the actual experienced fuel and lost and unaccounted for gas experienced to provide transportation service on the Mainline System.  Equitrans will account for the under or over recovered fuel and lost and unaccounted for gas associated with this Agreement in FERC Account 186.  Beginning with the Effective Date, Equitrans shall adjust the Retainage Factor from time to time, but at least on an annual basis, to more accurately reflect actual experienced fuel and lost and unaccounted for gas; however, in no event will the Retainage Factor be less than zero.  Equitrans shall file with the Commission for approval to adjust the Retainage Factor to reflect changes in the actual experienced fuel and unaccounted for gas on the Mainline System.  The resulting Retainage Factor shall be effective until the effective date of Equitrans’ next succeeding filing to update the Retainage Factor for this Agreement.

The retainage rates to recover actual fuel and lost and unaccounted for gas will only apply to nominations to off-system interstate pipeline interconnects. Any nominations to other points will be subject to the posted Tariff Retainage Rates and the Pipeline Safety Cost Rate.

Shipper shall also be subject to any FERC mandated surcharges, imposed by FERC on an industry wide and generally applicable basis to shippers on interstate pipelines. Transporter shall assess the impact of any such FERC proposed surcharge on its Shippers and use commercially reasonable efforts to minimize the application or impact of such surcharge on Transporter’s Shippers, provided that such efforts by Transporter shall not include any obligation on or risk to Transporter of cost responsibility for such surcharge.

Except as expressly stated herein, Equitrans’ applicable maximum rates and charges set forth in the Statement of Rates of its Tariff continue to apply.

2. Customer acknowledges that it is electing Negotiated Rates as an alternative to the rates and charges set forth in the Statement of Rates of Equitrans’ Tariff applicable to Rate Schedule FTS, as revised from time to time.

3. This Exhibit C is effective 4/1/2019 and continues in effect through 10/31/2024.

4. In the event any provision of this Exhibit C is held to be invalid, illegal or unenforceable by any court, regulatory agency, or tribunal of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions, terms or conditions shall not in any way be affected or impaired thereby, and the term, condition, or provision which is held illegal or invalid shall be deemed modified to conform to such rule of law, but only for the period of time such order, rule, regulation, or law is in effect.

5. Other Special Provisions:

None.

IN WITNESS WHEREOF, Customer and Equitrans have executed this Exhibit C by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:	EQUITRANS, L.P.:
By /s/ Donald M. Jenkins 3/20/2019	By Cliff Baker 3/26/2019

Title President	Title SVP Commercial Dev. & Ops